EXHIBIT 32.2

CERTIFICATION

I, Jeffery P. Conklin, certify that:

In connection with the Annual Report on Form 10-K of Citizens, Inc. (the "Company") for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffery P. Conklin, Vice President, Chief Financial Officer, Chief Investment Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signature:	/s/ Jeffery P. Conklin

Name:	Jeffery P. Conklin,
Title:	Vice President, Chief Financial Officer, Chief Investment Officer and Treasurer
Date:	March 13, 2025
130